UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2024

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
1425 Ohlendorf Road Osceola, AR	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On May 3, 2024, Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), issued additional shares of its common stock, $0.00001 par value (the “Common Stock”), in two private placements that caused the aggregate number of shares of its Common Stock issued in private placements or other transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”), since the Company’s last disclosure under Item 3.02 of Form 8-K (as filed on January 29, 2024) to exceed 5% of the number of outstanding shares of Common Stock. The private placements completed since January 29, 2024 resulted in aggregate gross proceeds of $773,748.62 and were comprised of:

●	a private placement of 50,000 shares of Common Stock to a private investor at a price of $2.00 per share for a total of $100,000.00, closed on February 7, 2024;

●	a private placement of 75,000 shares of Common Stock to a private investor at a price of $2.00 per share for a total of $150,000.00, closed on February 15, 2024;

●	a private placement of 25,000 shares of Common Stock to a private investor at a price of $2.00 per share for a total of $50,000.00, closed on February 16, 2024;

●	a private placement of 48,889 shares of Common Stock to a private investor at a price of $2.25 per share for a total of $110,000.00, closed on March 11, 2024;

●	a private placement of 85,387 shares of Common Stock to a private investor at a price of $2.13 per share for a total of $181,874.31, closed on May 3, 2024; and

●	a private placement of 85,387 shares of Common Stock to a private investor at a price of $2.13 per share for a total of $181,874.31, closed on May 3, 2024.

The shares of Common Stock sold by the Company in the private placements described above were sold and issued without registration under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering.

In addition, on May 1, 2024, the Company issued 505,051 shares of Common Stock to Gerald Douglas Conrod upon conversion of the convertible promissory note in the principal amount of $1,000,000 originally issued to Mr. Conrod on January 18, 2024, at a conversion price of $1.98 per share. The issuance of the shares of Common Stock to Mr. Conrod upon conversion of this convertible promissory note was exempt from registration pursuant to Section 3(a)(9) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: May 9, 2024	By:	/s/Franklin Lim
Franklin Lim
Chief Financial Officer